Exhibit 99.1

            LCC International Announces Fourth Quarter and
                Year Ended December 31, 2003 Results;

                  Company Reports Profitable Quarter
          Driven by Sequential Revenue Growth of 49 Percent

    MCLEAN, Va.--(BUSINESS WIRE)--Feb. 9, 2004--LCC International, Inc., (NASDAQ:LCCI) a provider of end-to-end wireless network and infrastructure services, today reported revenues for the fourth quarter ended December 31, 2003 of $43.8 million, an increase of 119 percent from the $20.0 million posted in the fourth quarter of 2002 and 49 percent from the $29.4 million posted in the third quarter of 2003.
    In addition to its strong revenue growth, the Company reported a positive operating income of $0.3 million and a net income of $0.6 million. Sales and general and administrative expenses declined to 16 percent of revenue, the lowest level in two years, despite some sequential increases in absolute spending.
    C. Thomas Faulders III, chairman and chief executive officer said, "We are very pleased to be able to report the Company's return to profitability. We have been able to accomplish this goal thanks to the extraordinary efforts of our global team of professionals. Increased construction activities on several projects did result in slightly declined gross margins, however, our ongoing strategy of maintaining tight control on overhead expenses allowed us to demonstrate the operating leverage we had anticipated at current revenue levels. As we enter 2004, we believe we have great momentum with our backlog, our positioning in key growing global markets and an increasingly strong demand for our services."
    Fully diluted earnings per share in the fourth quarter was $0.03 (on 23.5 million shares) compared to a loss per share of $(0.05) (on
21.0 million shares) for the third quarter and a loss per share of $(0.26) (on 20.9 million shares) for the fourth quarter of last year.
    Revenues for the year ended December 31, 2003 were $108.4 million, an increase of $41.3 million and 62 percent from the $67.1 million posted for 2002.
    Net loss for the year ended December 31, 2003 was $6.5 million compared to the net loss of $28.7 million reported for 2002. Loss per share for 2003 was $0.31 per share (on 21.3 million shares) compared to a loss per share of $1.37 per share (on 20.9 million shares) for the prior year.
    In order to address the SEC's call for modifications to the operational section of management's discussion and analysis of public company filings, the Company has changed the format of the supplemental information section of its quarterly earnings release. Commencing in this quarter, in addition to quarterly and annual income statement and balance sheet data, the Company will be providing financial statistics that it believes represents its current operations. Noteworthy additions include revenue and gross margin data by geographic region, itemized operating expenses and composition of revenue by service, technology and by delivery method.
    The Company will hold a conference call on Tuesday, February 10, 2004 at 8:30 a.m. Eastern to discuss its fourth quarter and full year 2003 results. Interested parties can participate either by web cast by visiting the Company's web site (www.lcc.com) or via telephone. U.S. callers please dial 800/784-9386. Callers outside of the U.S. please dial 706/679-3422. Both numbers will require callers to enter reservation number 4981882.

    About LCC

    LCC International, Inc. is a global leader in voice and data design, deployment and management services to the wireless telecommunications industry. Since 1983, LCC has performed technical services for the largest wireless operators in North and South America, Europe, The Middle East, Africa and Asia. The Company has worked with all major access technologies and has participated in the success of some of the largest and most sophisticated wireless systems in the world. Through an integrated set of technical business consulting, training, design, deployment, operations and maintenance services, LCC is unique in its ability to provide comprehensive turnkey services to wireless operators around the world. News and additional information are available at www.lcc.com.

    Statements included in this news release which are not historical in nature are "forward-looking statements" within the meaning of
Section 21E of the U.S. Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995. Forward looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. These include, without limitation, statements regarding increased demand for the Company's services, forecasts of revenues, earnings estimates, statements regarding contracts, work or revenue opportunities the Company may secure in the future, and related information, all of which are based on current factual information and certain assumptions about future events which management believes to be reasonable at this time. There are many risks, uncertainties and other factors that can prevent the Company from achieving its goals or cause the Company's results to differ materially from those expressed or implied by these forward-looking statements including, without limitation, changes in demand for the Company's services from external factors including general economic conditions or changes in wireless demand or technology affecting network expansion strategies at and financing opportunities for the Company's clients, delays in the award of new work, the termination or reduction of existing projects due to changes in the financial condition or business strategies of the Company's clients, the Company's dependence on hiring and retaining professional staff and key personnel, fluctuations in quarterly results from a variety of internal and external factors including changes in the Company's estimates with respect to the completion of fixed-price contracts, lengthy sales cycles especially with respect to larger projects that may account for a significant portion of the Company's anticipated revenues, intense competition in the marketplace especially from competitors with greater financial resources and financing capabilities, and those risk factors described in LCC International, Inc.'s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company generally provides performance and earnings projections at each quarterly earnings conference call and in specific regulatory filings. These forecasts are as of the date of the call or filing and will include estimates based on factual information and assumptions which management believes to be reasonable at that time. In providing projections and other forward-looking statements, the Company does not make, and specifically disclaims, any undertaking or obligation to update them at any time in the future or at all to reflect new information, future events or otherwise.


               LCC International, Inc. and Subsidiaries
            Condensed Consolidated Statements of Operations
                 (In thousands, except per share data)
                              (Unaudited)

                                   Three Months      Twelve Months
                                      Ended              Ended
                                   December 31,       December 31,
                                 ----------------- -------------------
                                   2002     2003      2002      2003
                                 -------- -------- --------- ---------

REVENUES                         $20,027  $43,762   $67,069  $108,439
COST OF REVENUES                  16,246   35,783    58,429    88,998
                                 -------- -------- --------- ---------
GROSS PROFIT                       3,781    7,979     8,640    19,441
                                 -------- -------- --------- ---------

OPERATING (INCOME) EXPENSE:
  Sales and marketing              1,663    1,885     8,095     6,624
  General and administrative       5,181    4,921    20,311    18,508
  Restructuring charge             3,492       --    13,522        (2)
  Gain on sale of tower
   portfolio and administration,
   net                                --       --    (2,000)       --
  Depreciation and amortization      827      916     2,884     3,860
                                 -------- -------- --------- ---------
                                  11,163    7,722    42,812    28,990
                                 -------- -------- --------- ---------

OPERATING INCOME (LOSS)           (7,382)     257   (34,172)   (9,549)
                                 -------- -------- --------- ---------

OTHER INCOME (EXPENSE):
  Interest income                    183      201       840       447
  Interest expense                   (20)     (24)      (22)     (122)
  Other                            1,192      (14)   (3,767)    1,218
                                 -------- -------- --------- ---------
                                   1,355      163    (2,949)    1,543
                                 -------- -------- --------- ---------
INCOME (LOSS) BEFORE INCOME
 TAXES                            (6,027)     420   (37,121)   (8,006)

PROVISION (BENEFIT) FOR INCOME
 TAXES                              (678)    (219)   (8,451)   (1,483)
                                 -------- -------- --------- ---------
NET INCOME (LOSS)                $(5,349)    $639  $(28,670)  $(6,523)
                                 ======== ======== ========= =========

NET INCOME (LOSS) PER SHARE:
  Basic                           $(0.26)   $0.03    $(1.37)   $(0.31)
                                 ======== ======== ========= =========
  Diluted                         $(0.26)   $0.03    $(1.37)   $(0.31)
                                 ======== ======== ========= =========

WEIGHTED AVERAGE SHARES USED IN
 CALCULATION OF NET INCOME
 (LOSS) PER SHARE:
  Basic                           20,912   22,223    20,902    21,292
                                 ======== ======== ========= =========
  Diluted                         20,912   23,489    20,902    21,292
                                 ======== ======== ========= =========



               LCC International, Inc. and Subsidiaries
                 Condensed Consolidated Balance Sheets
                            (In thousands)

                                                      December 31,
                                                 ---------------------
                                                   2002        2003
                                                 ---------   ---------
                                                           (Unaudited)
                    ASSETS:
Current assets:
  Cash and cash equivalents                       $37,507     $28,943
  Restricted cash                                   1,308       1,568
  Short-term investments                              514         520
   Receivables, net of allowance for doubtful
    accounts of $3,122 and $466 at
    December 31, 2002 and 2003, respectively:
     Trade accounts receivable                     13,165      27,456
     Unbilled receivables                          12,369      35,007
     Due from related parties and affiliates           61         180
  Deferred income taxes, net                        3,932       3,547
  Prepaid expenses and other current assets         1,835       1,726
  Prepaid tax receivable and prepaid taxes          8,285         662
                                                 ---------   ---------
     Total current assets                          78,976      99,609
Property and equipment, net                         5,010       3,818
Investments in affiliates                              --         764
Deferred income taxes, net                            504       1,407
Goodwill and other intangibles                     11,273      11,958
Other assets                                          960       1,035
                                                 ---------   ---------
                                                  $96,723    $118,591
                                                 =========   =========

     LIABILITIES AND SHAREHOLDERS' EQUITY:
Current liabilities:
  Line of credit                                      $--      $1,840
  Accounts payable                                  7,316      11,485
  Accrued expenses                                 10,543      21,152
  Accrued employee compensation and benefits        6,272       5,525
  Deferred revenue                                     41         471
  Income taxes payable                                882         967
  Accrued restructuring current                     3,937       2,903
  Other current liabilities                            26         286
                                                 ---------   ---------
     Total current liabilities                     29,017      44,629
Accrued restructuring                               5,786       3,432
Other liabilities                                     832         762
                                                 ---------   ---------
     Total liabilities                             35,635      48,823
                                                 ---------   ---------

Preferred Stock:
  10,000 shares authorized; -0- shares issued
   and outstanding                                     --          --
Class A common stock; $.01 par value:
   70,000 shares authorized; 14,632 shares and
    19,549 shares issued and outstanding at
    December 31, 2002 and 2003, respectively          146         195
Class B common stock; $.01 par value:
   20,000 shares authorized; 6,319 shares and
    4,638 shares issued and outstanding at
    December 31, 2002 and 2003, respectively           63          46
Paid-in capital                                    94,132     106,262
Accumulated deficit                               (30,079)    (36,602)
Note receivable from shareholder                   (1,625)     (1,557)
                                                 ---------   ---------
  Subtotal                                         62,637      68,344
Accumulated other comprehensive loss -- foreign
 currency translation adjustments                  (1,549)      1,424
                                                 ---------   ---------
  Total shareholders' equity                       61,088      69,768
                                                 ---------   ---------
                                                  $96,723    $118,591
                                                 =========   =========



               LCC International, Inc. and Subsidiaries
                         Financial Statistics
                  Q4 and Year Ended December 31, 2003

Founded: 1983
IPO: 1996 (NASDAQ:LCCI)
Business Focus: Design, build, manage & maintain fixed and mobile wireless networks for wireless carriers and equipment vendors, globally.
Headquarteres: McLean, Virginia USA
Regional Offices: Los Angeles, London, Sydney, Cambridge (U.K.), Den Bosch (Netherlands), Milan, Rome, Sao Paulo, Madrid, Algiers, Beijing & Singapore
Employees: 777   55% outside of USA; 18 technical disciplines in 14
countries
Clients: 68;  Projects: 237
A and B shares outstanding:  24.2 million
Price range last 12 months: $1.90 to $9.81

----------------------------------------------------------------------
                                        2003           2002

Revenue    Americas                    53,086         29,706
           EMEA                        53,296         34,755
           Asia and other               2,057          2,608
                                      -----------------------
           Total                      108,439         67,069
                                      =======================
Gross
 profit                                19,441          8,640

Gross
 margin %  Americas                      14.6%           9.2%
           EMEA                          20.8%          14.8%
           Asia and other                28.6%          28.5%
                                      -----------------------
           Total                         17.9%          12.9%
                                      =======================

Operating
 expenses  Sales & Marketing            6,624          8,095
           General & Administrative    20,927         17,582
           Bad debt expense /
            (recoveries), net          (2,419)         2,729
           Restructuring charges           (2)        13,522
           Tower gains                      -         (2,000)
           Depreciation &
            amortization                3,860          2,884
                                      -----------------------
           Total                       28,990         42,812
                                      =======================
Operating expenses %                     26.7%          63.8%
Operating income / (loss)              (9,549)       (34,172)
Other income / (expense)
           Interest income                447            840
           Interest expense              (122)           (22)
           Gain / (loss) on
            investments                 1,000          1,104
           Impairment of assets             -         (5,139)
           Other                          218            268
                                      -----------------------
           Total                        1,543         (2,949)
                                      =======================
Income / (Loss) before tax             (8,006)       (37,121)
Tax benefit / (expense)                 1,483          8,451
                                      -----------------------
Net income / (loss)                    (6,523)       (28,670)
                                      =======================
Fully diluted & basic weighted
 average shares outstanding            21,292         20,902
E.P.S.                                 $(0.31)        $(1.37)
----------------------------------------------------------------------



----------------------------------------------------------------------
                                        2003           2002

Consolidated balance
 sheet data
Cash & short term
 investments                           31,031         39,329
Customer receivables &
 work in progress                      62,463         25,534
Other current assets                    6,115         14,113
Net fixed and other
 assets                                18,982         17,747
                                      -----------------------
Total assets                          118,591         96,723
                                      -----------------------

Total liabilities                      48,823         35,635
Shareholders' equity                   69,768         61,088
----------------------------------------------------------------------

----------------------------------------------------------------------
DSO        Billed                          57             70
           Unbilled/WIP                    74             68
                                      -----------------------
           Total DSO                      131            138
----------------------------------------------------------------------

----------------------------------------------------------------------
Backlog    Firm                       108,800         29,300
           Implied                      5,400         21,000
                                      -----------------------
           Total                      114,200         50,300
----------------------------------------------------------------------



----------------------------------------------------------------------
                                                   2003
                                        Q4      Q3      Q2      Q1
Revenue         Americas              26,066  13,488   7,166   6,366
                EMEA                  17,388  15,143  10,441  10,324
                Asia and other           308     719     580     450
                                      -------------------------------
                Total                 43,762  29,350  18,187  17,140
                                      ===============================
Gross profit                           7,979   5,594   3,327   2,541

Gross margin %  Americas                15.3%   15.1%   15.4%    9.9%
                EMEA                    22.9%   21.3%   19.2%   18.4%
                Asia and other           6.8%   47.6%   37.4%    2.2%
                                      -------------------------------
                Total                   18.2%   19.1%   18.3%   14.8%
                                      ===============================

Operating       Sales & Marketing
 expenses                              1,885   1,302   1,481   1,956
                General &
                 Administrative        5,268   4,934   5,259   5,466
                Bad debt expense /
                 (recoveries), net      (347)   (816)   (528)   (728)
                Restructuring
                 charges                   -     150       -    (152)
                Tower gains                -       -       -       -
                Depreciation &
                 amortization            916   1,338     810     796
                                      -------------------------------
                Total                  7,722   6,908   7,022   7,338
                                      ===============================
Operating expenses %                    17.6%   23.5%   38.6%   42.8%
Operating income / (loss)                257  (1,314) (3,695) (4,797)
Other income /
 (expense)
                Interest income          201      49     101      96
                Interest expense         (24)    (49)    (41)     (8)
                Gain / (loss) on
                 investments                                   1,000
                Impairment of assets       -       -       -       -
                Other                    (14)   (137)    120     249
                                      -------------------------------
                Total                    163    (137)    180   1,337
                                      ===============================
Income / (Loss) before tax               420  (1,451) (3,515) (3,460)
Tax benefit / (expense)                  219     426    (460)  1,298
                                      -------------------------------
Net income / (loss)                      639  (1,025) (3,975) (2,162)
                                      ===============================
Fully diluted weighted average
 shares outstanding                   23,489  21,002  20,969  20,958
E.P.S.                                 $0.03  $(0.05) $(0.19) $(0.10)
----------------------------------------------------------------------



----------------------------------------------------------------------
                                                   2003
                                         Q4     Q3      Q2      Q1

Composition of revenue
 by service (%)
                Technical consulting     5.9%    9.0%   12.9%    5.7%
                Network design          24.7%   33.3%   32.5%   35.4%
                Network deployment      66.4%   53.2%   49.5%   51.0%
                Operations &
                 maintenance             2.1%    3.9%    4.7%    1.3%
                Other                    0.9%    0.6%    0.4%    6.6%
                                      -------------------------------
                Total                  100.0%  100.0%  100.0%  100.0%
                                      ===============================
Composition of revenue
 by technology (%)
                2.0G                    20.0%   34.5%   40.2%   39.1%
                2.5G                    20.4%   19.4%   25.2%   17.9%
                3.0G                    56.5%   41.8%   31.7%   33.9%
                Other                    3.1%    4.3%    2.9%    9.1%
                                      -------------------------------
                Total                  100.0%  100.0%  100.0%  100.0%
                                      ===============================

Composition of revenue
 by delivery (%)
                Self-perform            70.3%   81.9%   90.2%   83.1%
                Subcontract             29.7%   18.1%    9.8%   16.9%
                                      -------------------------------
                Total                  100.0%  100.0%  100.0%  100.0%
----------------------------------------------------------------------



    CONTACT: LCC International, Inc., McLean
             Tricia Drennan, 703-873-2390
             tdrennan@lcc.com